MAINSTAY VP FUNDS TRUST

MainStay VP MacKay Strategic Bond Portfolio

MainStay VP Income Builder Portfolio

MainStay VP MacKay Government Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated May 9, 2023 (“Supplement”) to the Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated May 1, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectuses and SAI.

Effective immediately, the following changes will take place:

1. Stephen R. Cianci will no longer serve as a portfolio manager of the Portfolios. All references to Mr. Cianci are deleted in their entirety.

2. For MainStay VP MacKay Strategic Bond Portfolio, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Portfolio is revised to add the below to the existing portfolio management team. Shu-Yang Tan, Matt Jacob, Neil Moriarty, III and Lesya Paisley will continue to serve as portfolio managers of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Michael DePalma, Managing Director	Since May 2023
	Tom Musmanno, Managing Director	Since May 2023

3. For MainStay VP Income Builder Portfolio, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the fixed income portion of the Portfolio subadvised by MacKay Shields LLC is revised to add the below to the existing portfolio management team. Neil Moriarty, III will continue to serve as a portfolio manager of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Shu-Yang Tan, Managing Director	Since May 2023
	Tom Musmanno, Managing Director	Since May 2023
	Michael DePalma, Managing Director	Since May 2023

4. For MainStay VP MacKay Government Portfolio, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Portfolio is revised to add the below to the existing portfolio management team. Steven H. Rich and Neil Moriarty, III will continue to serve as portfolio managers of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Tom Musmanno, Managing Director	Since May 2023
	Michael DePalma, Managing Director	Since May 2023
	Zach Aronson, Director	Since May 2023

5. For each of the Funds, in the section of the Prospectus entitled “The Fund and its Management,” the subsection entitled “Portfolio Manager Biographies” is amended to include the following for Messrs. Aronson, DePalma, Musmanno and Tan:

Zach Aronson

Mr. Aronson has managed the MainStay VP Government Portfolio since May 2023. Mr. Aronson is a Structured Products Credit Analyst supporting the Global Credit and Global Fixed Income teams. He covers RMBS, CMBS, and ABS sectors. He joined the Global Fixed Income team in April 2019 as an Associate Director and Structured Products Credit Analyst. Prior to joining MacKay Shields, he worked at Ally Bank where he was responsible for analyzing and trading Asset Backed Securities, Commercial Mortgage-Backed Securities, and non-Agency Residential Mortgage-Backed Securities. Mr. Aronson earned a Bachelor of Science in Finance in 2009 from the Robert H. Smith School of Business at the University of Maryland, College Park. He has been in the investment management industry since 2009.

Michael DePalma

Mr. DePalma has managed the MainStay VP MacKay Strategic Bond Portfolio, MainStay VP Income Builder Portfolio and MainStay VP MacKay Government Portfolio since May 2023. He is Co-Head of the Global Fixed Income team and a Senior Portfolio Manager. Mr. DePalma is responsible for managing all Multi-Sector and related strategies. Previously, he was Co-Head of MacKay’s Macro and Quantitative Solutions. Prior to joining MacKay Shields, Mr. DePalma was the CEO of PhaseCapital, where he managed systematic macro and credit strategies. Prior to joining PhaseCapital, He was Chief Investment Officer for Quantitative Investment Strategies and Director of Fixed Income Absolute Return at AllianceBernstein where he managed multi-asset, multi-sector, global and credit fixed income, as well as stand-alone and overlay currency strategies. Prior to assuming this role, Mr. DePalma was Global Director of Fixed Income Quantitative Research. He graduated with a B.S. from Northeastern University and a M.S. from New York University’s Courant Institute of Mathematical Sciences. He has been in the investment industry since 1990.

Tom Musmanno

Mr. Musmanno has managed the MainStay VP MacKay Strategic Bond Portfolio, MainStay VP MacKay Total Return Bond Portfolio and MainStay VP Income Builder Portfolio since May 2023. Mr. Musmanno joined MacKay Shields in April 2021 and currently serves as the Chief Operating Officer of MacKay Shields’ non-Municipal fixed income business. In addition, Mr. Musmanno is a Portfolio Manager on the Global Fixed Income team. Prior to joining MacKay Shields, he previously worked for more than twenty years at Blackrock where he was responsible for their $75 billion plus Short Duration strategies and worked closely with the multi sector teams. He also served as a Portfolio Manager within the Global Fixed Income division at Merrill Lynch Investment Managers prior to it being acquired by BlackRock in 2006. Mr. Musmanno earned his Bachelor of Science degree in Finance from Siena College and his MBA in Finance from St. John’s University and is a CFA charterholder. His career in the investment management industry began in 1991.

Shu-Yang Tan, CFA

Mr. Tan has managed the VP MacKay Strategic Bond Portfolio since 2018 and the MainStay VP Income Builder Portfolio since May 2023. He is a Managing Director and a Senior Portfolio Manager on the Global Credit team. Mr. Tan is part of the leadership team responsible for managing corporate credit across the group’s portfolios and is also a member of the Investment Policy and Credit Committees. In addition to managing portfolios, he also leads the ESG (Environmental, Social and Governance) investment efforts within the team and is responsible for its implementation. He is also charged with oversight of the team’s trading function. He joined MacKay Shields in 2010 as a trader in the Global Fixed Income team. Prior to joining MacKay Shields, he spent 15 years as an Analyst, Trader, Senior Credit Portfolio Manager and Head of Credit Research with the Corporate Credit and Emerging Market Debt teams at UBS Asset Management. Before UBS, he was a Structured Product analyst with Eaton Vance and a Treasury Analyst at Wells Fargo Bank. He earned a B.S. degree in Computer Science from York University in Toronto and an MBA from Berkeley Haas at the University of California. He became a CFA® Charterholder in 1992 and has been in the investment management industry since 1988.

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